UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders of TMC the metals company Inc. (the “Company”) was held on May 30, 2023 at 10:00 a.m. EDT (the “Annual Meeting”). The actions set forth below were taken at the Annual Meeting. Of the Company’s 280,618,285 common shares outstanding and eligible to vote as of the record date of April 3, 2023, a quorum of more than two shareholders representing 148,188,281 shares, or 52.8% of the eligible shares, was present or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 20, 2023.

1.	Set the number of directors at 8.

Votes For	Votes Against	Votes Abstained
146,601,218	1,076,980	510,083

2.	Election of the following directors of the Company, to serve until the Company’s 2024 annual meeting of shareholders and until their respective successors have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Gerard Barron	113,191,456	342,666	34,654,159
Andrew Hall	113,164,662	369,460	34,654,159
Andrew Greig	113,107,497	426,625	34,654,159
Andrei Karkar	113,014,513	519,609	34,654,159
Sheila Khama	112,953,919	580,203	34,654,159
Christian Madsbjerg	113,003,292	530,830	34,654,159
Kathleen McAllister	113,162,490	371,632	34,654,159
Amelia Siamomua	113,062,644	471,478	34,654,159

3.	Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

Votes For	Votes Withheld
147,462,897	725,384

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: May 30, 2023	By:	/s/ Gerard Barron
Name: Gerard Barron
Title: Chief Executive Officer